EXHIBIT 99.5

 The Confirmation between the Counterpart and the Supplemental Interest Trustee

                                LEHMAN BROTHERS

                                  Transaction

Date:             24 November, 2006

To:               Countrywide Home Loans, Inc.
                  Attention:    Documentation Unit


From:             Lehman Brothers Special Financing Inc.
                  Mandy Lee - Confirmations Group
                  Facsimile:    (+1) 646-885-9551 (United States of America)
                  Telephone:    212-526-9257

Ref. Numbers:     Risk ID: 1361117L, 1361123L / Effort ID: N1138143 /
                   Global Deal ID: 2761765, 2761766

--------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:

        Trade Date:                      24 November, 2006

        Effective Date:                  28 November, 2006

        Termination Date:                25 July, 2009

        Notional Amount:                 USD99,083,000.00 - subject to
                                         adjustment in accordance with Appendix
                                         A attached hereto.

   Fixed Amounts:

        Fixed Amount Payer:              Party B

        Fixed Amount Payer Payment       28 November, 2006, subject to
        Date:                            adjustment in accordance with the
                                         Following Business Day Convention.

        Fixed Amount:                    USD75,000.00

   Floating Amounts:

        Floating Amount Payer:           Party A

        Floating Rate:                   The greater of (a) 0% and (b)
                                         USD-LIBOR-BBA with a Designated
                                         Maturity of 1 month (except for the
                                         initial Calculation Period which shall
                                         be the Linear Interpolation of 2 weeks
                                         and 1 month) minus 5.65%, provided,
                                         however, that if USD-LIBOR-BBA for any
                                         Calculation Period is greater than 8.9%
                                         then USD-LIBOR-BBA for such Calculation
                                         Period shall be deemed to be 8.9%.

        Floating Amount Payer Period     The 25th calendar day of each month,
        End Dates:                       from and including 25 December, 2006 to
                                         and including the Termination Date,
                                         subject to no adjustment.

        Early Payment:                   One Business Day prior to each Floating
                                         Amount Payer Period End Date, subject
                                         to adjustment in accordance with the
                                         Following Business Day Convention.

        Spread:                          Inapplicable

        Floating Rate Day Count          30/360
        Fraction:

        Reset Dates:                     The first day of each Calculation
                                         Period

   Business Days:                        New York

   Miscellaneous:

        Calculation Agent:               As stated in the Agreement.


               Risk ID: 1361117L, 1361123L/ Effort ID: 1138143 /
                        Global Deal ID: 2761765, 2761766

        Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

   Account Details:

        Account Details of Party A:      JPMorgan Chase Bank, New York
                                         ABA # 021000021
                                         A/C of Lehman Brothers Special
                                         Financing Inc.
                                         A/C # 066-143-543

         Account Details of Party B:     Please advise our Operations Control
                                         Supervisor, reachable by telephone
                                         212-526-0200


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.



Yours sincerely,                         Accepted and agreed to:

Lehman Brothers Special Financing Inc.   Countrywide Home Loans, Inc.




By:    /s/ Anatoly Kozlov                 By:    /s/ Ellen Coleman
       ------------------------                  ------------------------
Name:  Anatoly Kozlov                     Name:  Ellen Coleman
Title:                                    Title: Executive Vice President


               Risk ID: 1361117L, 1361123L/ Effort ID: 1138143 /
                        Global Deal ID: 2761765, 2761766

                                                            Appendix A

-----------------------------------------------------------------------------------------------------------------------------------
Calculation Periods from and including      Calculation Periods up to but excluding           Notional Amount (in USD)
-----------------------------------------------------------------------------------------------------------------------------------
28 November, 2006                           25 December, 2006                                        99,083,000.00
-----------------------------------------------------------------------------------------------------------------------------------
25 December, 2006                           25 January, 2007                                         97,866,153.92
-----------------------------------------------------------------------------------------------------------------------------------
25 January, 2007                            25 February, 2007                                        96,293,025.25
-----------------------------------------------------------------------------------------------------------------------------------
25 February, 2007                           25 March, 2007                                           94,368,416.10
-----------------------------------------------------------------------------------------------------------------------------------
25 March, 2007                              25 April, 2007                                           92,098,508.34
-----------------------------------------------------------------------------------------------------------------------------------
25 April, 2007                              25 May, 2007                                             89,490,860.65
-----------------------------------------------------------------------------------------------------------------------------------
25 May, 2007                                25 June, 2007                                            86,554,397.19
-----------------------------------------------------------------------------------------------------------------------------------
25 June, 2007                               25 July, 2007                                            83,299,387.43
-----------------------------------------------------------------------------------------------------------------------------------
25 July, 2007                               25 August, 2007                                          79,737,417.31
-----------------------------------------------------------------------------------------------------------------------------------
25 August, 2007                             25 September, 2007                                       75,881,351.31
-----------------------------------------------------------------------------------------------------------------------------------
25 September, 2007                          25 October, 2007                                         71,745,285.76
-----------------------------------------------------------------------------------------------------------------------------------
25 October, 2007                            25 November, 2007                                        67,344,493.23
-----------------------------------------------------------------------------------------------------------------------------------
25 November, 2007                           25 December, 2007                                        63,027,187.66
-----------------------------------------------------------------------------------------------------------------------------------
25 December, 2007                           25 January, 2008                                         58,836,087.14
-----------------------------------------------------------------------------------------------------------------------------------
25 January, 2008                            25 February, 2008                                        54,768,311.73
-----------------------------------------------------------------------------------------------------------------------------------
25 February, 2008                           25 March, 2008                                           50,821,047.05
-----------------------------------------------------------------------------------------------------------------------------------
25 March, 2008                              25 April, 2008                                           46,991,542.85
-----------------------------------------------------------------------------------------------------------------------------------
25 April, 2008                              25 May, 2008                                             43,277,111.49
-----------------------------------------------------------------------------------------------------------------------------------
25 May, 2008                                25 June, 2008                                            39,675,126.57
-----------------------------------------------------------------------------------------------------------------------------------
25 June, 2008                               25 July, 2008                                            36,183,021.52
-----------------------------------------------------------------------------------------------------------------------------------
25 July, 2008                               25 August, 2008                                          32,798,288.21
-----------------------------------------------------------------------------------------------------------------------------------
25 August, 2008                             25 September, 2008                                       29,518,475.66
-----------------------------------------------------------------------------------------------------------------------------------
25 September, 2008                          25 October, 2008                                         26,341,188.74
-----------------------------------------------------------------------------------------------------------------------------------
25 October, 2008                            25 November, 2008                                        23,264,086.86
-----------------------------------------------------------------------------------------------------------------------------------
25 November, 2008                           25 December, 2008                                        20,284,882.79
-----------------------------------------------------------------------------------------------------------------------------------
25 December, 2008                           25 January, 2009                                         17,401,341.38
-----------------------------------------------------------------------------------------------------------------------------------
25 January, 2009                            25 February, 2009                                        14,611,278.44
-----------------------------------------------------------------------------------------------------------------------------------
25 February, 2009                           25 March, 2009                                           11,912,559.53
-----------------------------------------------------------------------------------------------------------------------------------
25 March, 2009                              25 April, 2009                                             9,303,098.87
-----------------------------------------------------------------------------------------------------------------------------------
25 April, 2009                              25 May, 2009                                               6,780,858.19
-----------------------------------------------------------------------------------------------------------------------------------
25 May, 2009                                25 June, 2009                                              4,343,845.70
-----------------------------------------------------------------------------------------------------------------------------------
25 June, 2009                               25 July, 2009                                              1,990,115.00
-----------------------------------------------------------------------------------------------------------------------------------



               Risk ID: 1361117L, 1361123L/ Effort ID: 1138143 /
                        Global Deal ID: 2761765, 2761766